EXHIBIT 32

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350, as adopted), Thomas E. Wharton Jr., the Chief Executive Officer of iSECUREtrac Corp. (the "Company"), and David G. Vana, the Chief Financial Officer of the Company, each hereby certifies that:

      1. The Company's Annual Report on Form 10-KSB for the period ended December 31, 2004, to which this Certification is attached as
            Exhibit 32 (the "Periodic Report"), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Periodic Report and results of operations of the Company for the period covered by the Periodic Report.


Dated:  March 31, 2005


/s/   Thomas E. Wharton Jr.                     /s/   David G. Vana
---------------------------                     ----------------------------

      Thomas E. Wharton Jr.                           David G. Vana
      Chief Executive Officer                         Chief Financial Officer